                    SCHEDULE 14A INFORMATION

                Proxy Statement  Pursuant  to  Section  14(a) of the  Securities
                Exchange Act of 9134 (Amendment No.)

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[_]  Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
     240.14a-12

                             BRIDGE BANCORP, INC.
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                (Name of Registrant as Specified In It Charter)

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NOTES:
BRIDGE BANCORP, INC.
 2200 Montauk Highway
 Bridgehampton, NY 11932

 NOTICE OF ANNUAL MEETING
 TO BE HELD APRIL 16, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of Bridge Bancorp, Inc. (the “Company”) will be held at The Bridgehampton National Bank, 2200 Montauk Highway, Bridgehampton, New York 11932, on Monday, April 16, 2001, at 3:30 p.m., for the purpose of considering and voting on the following matters:

1. The election of four directors to Class 1 of the Company’s Board of Directors, each to hold office for a term of two years and until their successors are elected and qualified. The following four persons are the Board of Directors’ nominees:

           R. Timothy Maran
           Walter Preische, Jr.
           L.H. Strickland
           Thomas J. Tobin

2. To approve an amendment to the Company’s 1996 Equity Incentive Plan to allow non-employee directors to participate under the Plan.

3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors believes that the election of the nominees listed in the attached proxy statement and the adoption of the Equity Incentive Plan amendment is in the best interests of the Company and its stockholders and unanimously recommends a vote “For” the nominees and the amendment.

Only those shareholders of record at the close of business on March 1, 2001 shall be entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors

Raymond Wesnofske
Chairman

Bridgehampton, New York
March 9, 2001

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN SAME WITHOUT DELAY IN THE ENCLOSED ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDERS MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 16, 2001

SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is being furnished to shareholders of Bridge Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders (“Annual Meeting”) to be held at The Bridgehampton National Bank, 2200 Montauk Highway, Bridgehampton, New York 11932, on April 16, 2001 at 3:30 p.m. or any adjournments thereof. The 2000 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement.

Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed envelope. Shareholders should indicate their votes in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the nominees specified in this proxy statement and FOR the adoption of the amendment detailed therein.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

A proxy may be revoked at any time prior to its exercise by the filing of written revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a revocation with the Secretary and voting in person.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or facsimile by directors, officers and employees of the Company, without additional compensation therefor.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about March 9, 2001.

VOTING SECURITIES

The securities which may be voted at the Annual Meeting consist of shares of Common Stock of the Company, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. The close of business on March 1, 2001 has been fixed by the Board of Directors as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at this Annual Meeting or any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 4,212,597 shares.

BENEFICIAL OWNERSHIP

As of March 1, 2001, no person was known by the Board of Directors to be the beneficial owner of more than five percent of the Company’s outstanding common stock.

ITEM 1: - ELECTION OF DIRECTORS & INFORMATION WITH RESPECT TO DIRECTORS & OFFICERS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Pursuant to this provision, the Board unanimously adopted a resolution setting the number of directors at eight. The Bylaws further provide that the directors shall be divided into two classes with a two year term of office for each class expiring at the end of consecutive years. Only Class 1 of the Board of Directors will be elected at this year’s meeting.

The Board of Directors has nominated the four persons named in this Proxy Statement. Each of these nominees has consented to be named and to serve if elected, and the Board knows of no reason to believe that any nominee will decline or be unable to serve, if elected. In the event any nominee is unable to serve or for good cause will not serve, it is intended that the proxies which would have been voted for such nominee will be voted for a successor nominee to be designated by the Board of Directors.

REQUIRED VOTE

The approval by the affirmative votes of the holders of a plurality of the shares present, or represented, and entitled to vote is required to approve the election of directors.

The approval by the affirmative vote of the holders of a majority of the shares present, or represented, and entitled to vote is required to approve the adoption of the amendment to the Equity Incentive Plan.

The following information is provided with respect to each nominee for director and each present director whose term of office extends beyond the date of the Annual Meeting.

NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                     Shares of Common Stock
                                                                                         of the Company
                                                                                    Beneficially Owned as of
                                                                                      December 31, 2000(1)

                                       Principal Occupation           Director of the
Name and Age                           for Past Five Years            Company Since       No. of Shares      Percent

Nominees for Director:
Class 1 (term expiring in 2003)

Timothy Maran                           President-Maran, DeBaun,           1980            62,094 (2)          1.5
Age 59                                  Cruise & Simonson
                                        Insurance Brokers

Walter A. Preische, Jr.                 Certified Public Accountant        1994             9,510 (3)          0.2
Age 65

L. H. Strickland                        Vice-Chairman of the Board         1970            13,900 (4)          0.3
Age 68                                  of the Company & the Bank;
                                        President & Director-Peter Lyle,
                                        Inc., Financial Services

Thomas J. Tobin                         President & Chief Executive        1986            74,020 (5)          1.8
Age 56                                  Officer of the Company &
                                        the Bank
Directors Continuing in Office:
Class 2 (term expiring in 2002)

Thomas Halsey                           Owner-Holly Hill                   1969            42,390 (6)          1.0
Age 61                                  Nursery

Marcia Z. Hefter                        Partner-Esseks, Hefter             1988            21,488 (7)          0.5
Age 57                                  & Angel, Attorneys

Albert E. McCoy                         Vice-President-W.F. McCoy          1982           138,219 (8)          3.3
Age 66                                  Petroleum Products, Inc;
                                        President-McCoy Bus Co., Inc.

Raymond Wesnofske                       Chairman of the Board of           1970            98,082 (9)          2.3
Age 63                                  the Company & the Bank

SHARES BENEFICIALLY OWNED BY OTHER EXECUTIVE OFFICERS AND ALL
DIRECTORS AND OFFICERS AS A GROUP

Name, Age and Position with Company                              No. of Shares                 Percent

Christopher Becker, Age 35                                        20,903 (10)                     0.5
            Executive Vice President of the
            Company and the Bank; Treasurer
            of the Company

Janet T. Verneuille, Age 40                                        8,906 (11)                     0.2
            Senior Vice President of the
            Company and the Bank; Secretary
            of the Company; Chief Financial
            Officer of the Bank

All 10 Director Nominees, Continuing
Directors and Executive Officers as a Group                      489,512 (12)                    11.6

NOTES

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person directly or indirectly has or shares voting power and/or investment power (which includes the power to dispose) and all shares which the person has a right to acquire within 60 days of the reporting date. Except as otherwise indicated, for all securities listed the director has sole voting and investment power.

(2) Including 3,445 shares in the name of Cynthia H. Maran, Mr. Maran's wife; 5,985 shares in the name of R.Timothy Maran, Jr., Mr. Maran's son; 6,948 shares for the individual retirement account of Cynthia H. Maran, Mr. Maran's wife; 13,572 shares of the individual retirement account of Mr. Maran; and 10,800 shares in the name of Meschutt Maran Agency, Inc., a corporation of which Mr. Maran is a minority shareholder and shares voting and investment powers.

(3) Including 5,010 shares in the name of Markowitz, Preische & Stevens, P.C., Profit Sharing Plan. Mr. Preische is one of two trustees and shares voting and investment powers.

(4) Including 10,000 shares in the name of Peter Lyle, Inc. for the benefit of L.H. Strickland. Mr. Strickland is the sole shareholder of such corporation.

(5) Including options to purchase 37,000 shares and restricted stock of 1,440 shares previously granted to Mr. Tobin under the Company’s Equity Incentive Plan; 16,665 shares in the name of Janet B. Tobin, Mr. Tobin’s wife; 324 shares in the name of Janet Tobin Emmons, Mr. Tobin’s daughter and 441 shares in the name of Patrick Thomas Tobin, Mr. Tobin’s son.

(6) Including 17,433 shares in the name of Dorothy E. Halsey Mr. Halsey's wife.

(7) Including 7,520 shares in a retirement trust for Robert J. Hefter, Mrs. Hefter's husband; 2,750 shares in a retirement trust for Mrs. Hefter; 900 shares in the name of Jason Hefter, Mrs. Hefter's son; and 900 shares in the name of Michele Hefter, Mrs. Hefter's daughter.

(8) Including 66,873 shares in the name of Margaret F. McCoy Mr. McCoy's wife.

(9) Including 27,864 shares in the name of Lynn Wesnofske, Mr. Wesnofske's wife and 14,400 shares in the name of Christopher Wesnofske, Mr. Wesnofske's son.

(10) Including options to purchase 17,500 shares and restricted stock of 900 shares previously granted to Mr. Becker under the Company's Equity Incentive Plan.

(11) Including options to purchase 6,000 shares and restricte stock of 540 shares previously granted to Ms. Verneuille under the Company's Equity Incentive Plan; 395 shares in the name of Janet T. Verneuille and Thomas Verneuille, Ms. Verneuille's husband; 8 shares in the name of Janet T. Verneuille and Ryan Verneuille, Ms. Verneuille's son; 8 shares in the name of Janet T. Verneuille and Anna Verneuille, Ms. Verneuille's daughter and 8 shares in the name of Janet T. Verneuille and Emily Verneuille, Ms. Verneuille's daughter.

(12) Including options to purchase 60,500 shares and restricted stock of 2,880 shares previously granted to the named Executive Officers under the Company’s Equity Incentive Plan.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company’s directors, its executive and certain other officers, and any persons holding more than ten percent of the Company’s Common Stock are required to report their ownership of the Company’s Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 2000. During 2000 all of these filing requirements were satisfied except that Director R. Timothy Maran did not timely report one transaction on the Form 4 filed January, 1999 which was subsequently reported on an amended Form 4. In making these statements, the Company has relied solely on the written representations of the incumbent directors and officers and copies of the reports which they have filed with the Commission.

BOARD COMMITTEES

The Company’s Board of Directors does not have a nominating committee (or a committee performing similar functions), but does have Audit and Personnel Committees as follows:

                       Number of Meetings
 Committee Members      Past Fiscal Year            Committee Functions

Audit:
Thomas E. Halsey             5                    Monitor compliance with law
Walter A. Preische, Jr.                           and rules, review and make
L.H. Strickland                                   recommendations with respect
                                                  to reports of internal auditor
                                                  and independent certified
                                                  public accountants.

Personnel:
Marcia Z. Hefter             3                    Recommend salary increases,
R. Timothy Maran                                  changes in employee benefits
Thomas J. Tobin                                   and management changes.
Raymond Wesnofske

The Board of Directors met 14 times during fiscal year ended December 31, 2000. Each of the directors of the Company attended at least 75% of the total number of meetings of the Board and committees thereof.

COMPENSATION OF DIRECTORS

All of the members of the Board of Directors of the Company also serve on the Board of the Bank. Directors of the Company are not compensated separately in any way for their services as members of the Board of Directors of the Company. The Board of Directors of the Bank currently holds 12 regular monthly meetings a year and such special meetings as deemed advisable to review significant matters. Each member of the Board of Directors, except Mr. Tobin, receives an annual fee of $5,000. The Chairman of the Board of Directors receives an additional $2,500 annually. All Directors are compensated $500 for each meeting of the Board of Directors. Directors who are members of the asset and liability committee, classification committee, audit committee and loan committee are compensated $300 per meeting. Directors are compensated $150 for all other committee meetings.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning compensation and compensatory awards received the last three years by the Chief Executive Officer and each other executive officer of the Bank whose cash compensation, including salary and bonus, exceeded $100,000 in 2000. The officers of the Company are not compensated separately in any way for their services.

                                                              SUMMARY COMPENSATION TABLE

                                                                                                   Long-Term Compensation
                                            Annual Compensation                            Awards            Payouts

     (a)                       (b)         (c)           (d)           (e)          (f)           (g)           (h)           (i)
                                                                      Other                                                   All
                                                                      Annual     Restricted     Options/                     Other
Name and                                                             Compen-        Stock       SARs (4)        LTIP        Compen-
Principal Position            Year     Salary (1)      Bonus         sation (2)   Awards (3)     (shares)     Payouts (5)   sation(6)
Thomas J. Tobin               2000     $223,165       $168,000          $0        $28,440         4,000          $0        $15,250
President & Chief             1999      214,549         66,500           0              0        12,000           0         15,000
Executive Officer of          1998      185,571         36,500           0              0        12,000           0         14,087
the Company and the
Bank

Christopher Becker            2000     $137,038        $71,400          $0        $17,775         2,500          $0         $4,854
Executive Vice                1999      125,624         27,300           0              0         7,500           0          4,423
President of the              1998       91,358         16,600           0              0         7,500           0          2,520
Company and the
Bank, Treasurer of
the Company

Janet T. Verneuille           2000      $94,327        $34,785          $0        $10,665          1,500         $0         $2,670
Senior Vice President         1999       77,317         16,250           0              0          3,000          0          2,608
of the Company and            1998       64,808          6,000           0              0          1,500          0          2,124
the Bank, Secretary of
the Company, Chief
Financial Officer of
the Bank

NOTES TO SUMMARY COMPENSATION TABLE

(1) Includes salary deferred at the election of the named executive officer (such as deferred salary under the Company’s 401(k) Plan) and all directors’ fees from the Bank, whether paid or deferred. Salary deferrals under the 401(k) Plan in 2000 were $10,500 for Mr. Tobin, $9,709 for Mr. Becker and $10,500 for Ms. Verneuille.

(2) The Company has no other annual compensation as defined in the Securities and Exchange Commission rules.

(3) Represents the dollar value of restricted shares granted to the named executive officers during 2000. The listed dollar values represent the number of such restricted shares multiplied by the closing market price of the Company’s Common Stock on the date of the grant. Restricted shares granted under the Company’s equity incentive plan carry the same dividend rights as unrestricted shares of Common Stock from the date of the grant. Restricted stock held by the executive officers at December 31, 2000 were 1,440 shares for Mr. Tobin, 900 shares for Mr. Becker and 540 shares for Ms. Verneuille.

(4) Represents total number of shares subject to options granted to the named executive officers. No options granted to the named executive officers have been accompanied by stock appreciation rights (“SARs”).

(5) The Company has no “long-term incentive plans” as define in the Securities and Exchange Commission rules.

(6) Includes, among other things, any Company contributions on behalf of the named executive officer to the 401(k) Plan and specified premiums paid by the Company on certain insurance arrangements on behalf of the executive officer. Listed amounts for 2000 include 401(k) Plan contributions by the Company on behalf of executive officers Tobin, Becker and Verneuille of $5,250, $4,854 and $2,670, respectively; and the following insurance premiums paid by the Company on behalf of Mr. Tobin: $5,984 in premiums paid on a supplemental retirement policy and $4,016 in premiums paid on a disability policy.

The following table sets forth information concerning stock options granted for 2000 to the executive officers named in the Summary Compensation Table on Page 8.

                                            Options/SAR Grants in Last Fiscal Year

                                  Number of               % of Total
                                 Securities              Options/SARs         Exercise
                                 Underlying               Granted to           or Base
                                Options/SARs             Employees in           Price              Expiration
Name                               Granted                Fiscal Year      (dollars/share)            Date

Thomas J. Tobin                     4,000                    27.0%             $19.75                1/24/10

Christopher Becker                  2,500                    17.0%             $19.75                1/24/10

Janet T. Verneuille                 1,500                    10.0%             $19.75                1/24/10

The following table sets forth information concerning all stock options that were either exercised in 2000 or held at year-end 2000 by the named executive officers in the Summary Compensation Table on Page 8.

                                    Aggregated Option/SAR Exercises in the Last Fiscal Year
                                                and Year-End Option/SAR Value

          (a)                  (b)                        (c)                  (d)                  (e)
                                                                      Number of Securities
                                                                           Underlying      Value of Unexercised
                                                                           Unexercised         In-the -Money
                                                                        Options/SARs at       Options/SARs at
                                 Option Exercises in 2000              December 31, 2000    December 31,2000(1)
                       Shares Acquired on                                 (Exercisable/        (Exercisable/
                            Exercise                Value Realized       Unexercisable)       Unexercisable)

Thomas J. Tobin                 0                          0                E - 37,000            E - $104,190
                                                                            U - 0                 U -  0

Christopher Becker              0                          0                E - 17,500            E - $11,850
                                                                            U - 0                 U -  0

Janet T. Verneuille             0                          0                E - 6,000             E - $2,370
                                                                            U - 0                 U -  0

(1) Calculated based on the fair market value of the Company’s Stock on December 31, 2000 ($16.25 per share) minus the exercise price.

EMPLOYMENT CONTRACT AND SEVERANCE AGREEMENTS

The Company, the Bank and Mr. Tobin are parties to an employment agreement. In addition, the Company and the Bank are parties to a change in control agreement with Mr. Becker and Ms. Verneuille.

Mr. Tobin has an employment agreement with the Company and the Bank pursuant to which he is employed in the position of President and Chief Executive Officer of both the Company and the Bank. The contract has a term of five years commencing January 1, 2000 until December 31, 2005 and is renewable for one additional year each subsequent January 1, during the term of the agreement. Under the agreement, in the event Mr. Tobin’s employment is terminated following a change in control of the Company, he is entitled to receive a severance payment equal to 2.99 times the sum of his current base salary, plus the amount of bonuses paid to him during the 12 months preceding the change in control. The agreement provides that Mr. Tobin shall not have any right to receive a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code.

The change in control agreement with Mr. Becker is effective upon any change in control of the Company and has a term of five years. Under the agreement, in the event Mr. Becker’s employment is terminated following a change in control of the Company, he is entitled to receive a severance payment equal to 2.99 times the sum of his current base salary plus the amount of bonuses paid to him during the twelve months preceding the change in control. The agreement provides that Mr. Becker shall not have any right to receive a “parachute payment” within the meaning of section 280G of the Internal Revenue Code.

The change in control agreement with Ms. Verneuille is effective upon any change in control of the Company and has a term of five years. Under the agreement, in the event Ms. Verneuille’s employment is terminated following a change in control of the Company, she is entitled to receive a severance payment equal to two times the sum of her current base salary during the twelve months preceding the change in control. The agreement provides that Ms. Verneuille shall not have any right to receive a “parachute payment” within the meaning of section 280G of the Internal Revenue Code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation Committee held three meetings in 2000 and presently consists of Raymond Wesnofske, Chairman of the Board, R.T. Maran, Marcia Z. Hefter and Thomas J. Tobin. Mr. Tobin is the President and Chief Executive Officer of both the Company and the Bank.

REPORT OF THE COMPENSATION COMMITTEE

The Company’s Personnel Committee serves as its Compensation Committee. It consists whom is an officer or employee of the Company or any of its subsidiaries or has any separate, substantial business relationship with the Company, as well as the President and Chief Executive Officer, Thomas J. Tobin. This Committee was established to review, at least annually, the salaries, benefits, and employment policies of the Bank and then make recommendations to the full Board. The Committee makes recommendations to the full Board of Directors concerning base salary levels and short term incentive compensation for executive officers. In addition, the Committee recommends for full Board ratification the grant of stock-based incentive compensation awarded to executive officers and senior management. The Committee is also responsible for recommending the execution of employment agreements and change in control agreements with executive officers and certain members of senior management.

General Policy

The Company’s executive compensation policy is to provide an incentive for executive officers to achieve corporate goals and to reward executive officers when these goals are met. Central to the concept and design of executive compensation strategy is the paramount importance of long term shareholder interests and the need to align senior management with those interests.

Compensation levels for executive officers are established after consideration of corporate performance measures and executive compensation practices followed by the Company’s industry peer group. Also, included in the deliberative process are personal factors such as commitment, leadership, management style, teamwork and community involvement.

The Committee obtains suggestions and advice from the CEO regarding appropriate or desired levels of compensation for executive officers and senior management. The Committee has access to all necessary Company financial reports, personnel records and other data. Committee members have regular contact with executive officers and senior management as a result of their service on the Board and other Board committees, giving members a direct basis upon which to evaluate the individual qualities and capabilities of the officers.

For each of the past three years, the Company retained a nationally recognized compensation consulting firm to analyze the executive officer and senior management compensation levels, by each of the three elements cited below and in total, and the Company’s performance. A group of thirty-seven comparably sized and similarly profiled financial institutions were used for comparison purposes. This group selected for this comparison needs to be distinguished from the peer group used in the stock performance graph below. The companies included in this group may have changed slightly from year to year due to merger activity within the industry or other relevant factors. The Committee considered the results of this comparison and the consulting firm’s corresponding recommendations in making compensation program recommendations to the Board of Directors.

The objective of the Company’s executive officer and senior management compensation structure is to motivate these individuals to put forth maximum effort toward the achievement of specific corporate goals identified during the strategic planning process of the Board and management. To that end, the Committee has adopted a compensation strategy that seeks to provide competitive compensation opportunities that are strongly aligned to the financial and stock performance of the Company. Three compensation elements are used in support of the strategy: base salary, short term incentives and long term incentives.

Components of Compensation

Base Salary

Executive officer base salary levels are reviewed annually by the Committee and adjusted as appropriate. For the 2000 fiscal year the Company increased individual base salaries based upon the consideration of the competitive base salary review, strong Company performance and individual performance. The adjusted base salary levels are reflective of the individual responsibilities, experience and performance, as well as competitive marketplace conditions.

Short Term Incentive Program

The Company ties short term incentive bonuses to financial targets, specifically return on average equity as compared to its peer group and growth in net profit. For the fiscal year ended 2000, the Company returned approximately 21.9% on average equity and approximately 18.2% growth in the annual net profit over the prior year, substantially meeting the goals defined by the Board and management in a three-year strategic plan. These performance standards place the Company in the high performance tier, as defined by a prominent industry source, when compared to commercial banks in its peer group.

Long Term Stock Incentive Program

The third and final component of the Company’s compensation strategy is the 1996 Equity Incentive Plan, under which executive officers and senior management may be given the opportunity to acquire or increase proprietary interest in the Company through the granting of stock options and/or restricted stock awards. Such stock options and awards offer them the possibility of future value, depending upon the long term appreciation of the Company’s common stock and provide the recipients with an incentive to advance the interests of the Company and also encourage them to remain in the employ or service of the Company and its subsidiaries.

Stock options under the Plan may be either so-called incentive stock options, which bestow certain tax benefits on the optionee, or non-qualified stock options, not qualifying for such benefits. All options under the plan have an exercise price that is not less than the market value of the Company’s common stock on the date of the grant. Historically, stock based awards under the Company’s plans have either been stock options or shares of restricted stock (which are merely shares of common stock that are forfeitable and are subject to restrictions on transfer prior to the vesting date.) The exercisability of options and the vesting of restricted stock depend upon the executives continuing to render services to the Company. Options have no value unless the Company’s stock price rises over time, and the value of restricted shares over time also is directly proportionate to the market value of the Company’s stock.

Restricted stock awards under the plan carry dividend rights from the date of grant. Restricted shares are forfeited if the award holder departs the Company before vesting. Accelerated vesting is permitted under limited circumstances.

The Committee’s decisions on granting options and restricted stock awards are based on evaluation of both the Company’s performance, as measured against growth in earnings per share, and the individual’s accomplishments.

Chief Executive Officer

In assessing appropriate types and amounts of compensation for the Chief Executive Officer, the Committee evaluates both corporate and individual performance. Corporate factors included in the evaluation are return on average stockholders’ equity, growth in assets, growth in net income, growth in earnings per share and the Company’s performance as compared to peer group institutions. Individual factors include the CEO’s implementation of the Company’ strategic goals, formation of an effective management team and various personal qualities, including leadership.

The foregoing report has been furnished by committee members:

Raymond Wesnofske, Chairman
R.Timothy Maran
Marcia Z. Hefter
Thomas J. Tobin

PERFORMANCE GRAPH

Pursuant to the regulations of the SEC, the graph below compares the performance of the Company with that of the total return for the NASDAQ stock market, United States and for all bank stocks with an asset size of $250,000,000 to $500,000,000 as reported by SNL Securities L.C. from December 31, 1994 through December 31, 2000. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those listed below.

[GRAPH]
                                                               Period Ending
Index                             12/31/95    12/31/96      12/31/97       12/31/98        12/31/99      12/31/00
 Bridge Bancorp, Inc.               100.00      136.56        353.58         527.92          450.98        368.44
 NASDAQ - Total US                  100.00      123.04        150.69         212.51          394.92        237.62
 SNL $250M-$500M Bank Index         100.00      129.85        224.58         201.12          187.11        180.15

RETIREMENT PLAN

The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the”Retirement Plan”) for eligible employees. All salaried employees at least age 21 who have completed at least six months of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including the Named Executive Officers, in an amount equal to 1.50% of the participant’s average annual earnings multiplied by creditable service (up to 35 years) plus 1.00% of the participant’s average annual earnings multiplied by creditable service (in excess of 35 years) minus .49% of the participant’s final average compensation multiplied by creditable service (up to 35 years).

The following table approximates the annual retirement benefits based on average annual earnings for the highest five consecutive years at various levels of compensation and years of service under the Retirement Plan.

  Annual
  Average              20 Years         25 Years          30 Years       35 Years        40 Years
Compensation           Service          Service           Service        Service         Service

 50,000               $ 11,560         $ 14,450          $ 17,340       $ 20,230         $ 22,730
 75,000               $ 19,060         $ 23,825          $ 28,590       $ 33,355         $ 37,105
100,000               $ 26,560         $ 33,200          $ 39,840       $ 46,480         $ 51,480
125,000               $ 34,060         $ 42,575          $ 51,090       $ 59,605         $ 65,855
150,000               $ 41,560         $ 51,950          $ 62,340       $ 72,730         $ 80,230
175,000               $ 44,560         $ 55,700          $ 66,840       $ 77,980         $ 85,980
200,000               $ 44,560         $ 55,700          $ 66,840       $ 77,930         $ 85,980
225,000               $ 44,560         $ 55,700          $ 66,840       $ 77,930         $ 85,980
250,000               $ 44,560         $ 55,700          $ 66,840       $ 77,930         $ 85,980
275,000               $ 44,560         $ 55,700          $ 66,840       $ 77,930         $ 85,980

The following table sets forth the years credited service and the average annual basic earnings (as defined above) determined as of September 30, 2000 for each of the named Executive Officers.

                                      Years of
                                   Credited Service

                                                             Average
                                Years         Months     Annual Earnings
   Thomas J. Tobin              15               2           $222,568
   Christopher Becker           12               7            108,026
   Janet T. Verneuille           7              10             66,034

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and executive officers and related parties, including their immediate families and companies in which they are principal owners, were loan customers of the Bank during 2000. Such loans are made in the ordinary course of business at normal credit terms, including interest rate and security, and do not represent more than a normal risk of collection. No such loan was classified by the Bank as of December 31, 2000 as a non-accrual, past due, restructured or potential problem loan.

Outside of normal customer relationships, none of the directors of the Company or their associates currently maintains or has maintained within the past 12 months any significant business relationships or had any related party transaction with the Company or the Bank other than such as arises by virtue of their position or ownership interest in the Company or other than such as arises by virtue of their position with the Bank.

ITEM 2: - APPROVAL OF AMENDMENT OF THE COMPANY'S EQUITY INCENTIVE PLAN

The Company’s 1996 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors in February 1996 and approved by the stockholders in April 1996. A total of 432,000 shares of common stock (after adjustment for splits) were reserved for issuance under the Plan. As of March 9, 2001 options to purchase 155,975 shares had been granted under the Plan, 11,032 shares had been awarded as restricted stock and 264,993 shares remained available for future grants.

The directors have adopted and the stockholders are requested to approve an amendment to the Plan to allow non-employee directors of the Company to participate in the Plan. No authorization for any increase in the number of shares available under the Plan is being requested. In the event stockholder approval is not obtained the Plan will continue to remain in effect on the terms previously approved and in force prior to the proposed amendment.

The Company believes that including the non-employee directors in the Plan will serve to further reinforce and align the interests of the non-employee directors with those of the stockholders and facilitate attracting highly qualified directors. The Company believes that equity participation in the Company by the non-employee directors is fair consideration for their service on the Board and provides an equity incentive associated with the success of the Company.

The principal provisions of the Plan as amended are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the amended Plan. A copy of the amended Plan may be obtained upon request from the Company secretary.

DESCRIPTION OF THE PLAN

The Plan provides for the grant of options that are intended to qualify as “incentive options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to employees and non-qualifying options to employees and non-employee directors of the Company and its subsidiaries.

The Plan is administered by the Compensation Committee, which consists of not less than three non-employee directors appointed by the Board of Directors. The Committee selects the recipients to whom incentive and non-qualifying options will be granted and restricted stock will be awarded. Options covering not more than 45,000 shares of Common Stock may be granted to any recipient during any calendar year.

The option exercise price under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant of option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. There also is a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after the effective date of this Plan. Options are non-transferable.

Payment for shares purchased under options granted pursuant to the Plan may be made either in cash or by exchanging shares of Common Stock of the Company with a fair market value of up to the total option exercise price and cash for any difference. Options may be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option.

If an employee’s employment with the Company or its subsidiaries terminates by reason of death or permanent and total disability, his or her options, whether or not then exercisable, may be exercised within one year after such death or disability, unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). If the service of a Non-Employee Director terminates by reason of death or permanent and total disability options granted him shall not terminate until expiration. If a recipient’s service terminates for any reason other than death or disability, options held by such optionee terminate three months after the date of such termination, unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire).

Employees and Non-Employee Directors of the Company or any subsidiary may receive restricted stock awards pursuant to the Plan. The granting of restricted stock gives the recipient thereof the right to a specified number of shares of Common Stock of the Company, contingent upon the achievement of the specific performance objectives or upon completion of a specified period of employment after the date of the award. Alternatively, such shares may be awarded as a bonus or in lieu of a cash bonus, in which case the grantee will be fully vested in the award immediately. The holder of a restricted stock award shall generally have the rights and privileges of a stockholder of the Company, including the right to receive dividends, except that the holder generally may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares covered by an award until such shares have become vested or otherwise free of restrictions.

In the agreement relating to an option grant or restricted stock award, the Committee may impose additional restrictions and limitations on the transfer of shares of Common Stock acquired thereby, including subjecting such shares to a right of first refusal and a repurchase right on the part of the Company.

If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Plan, and in the number, kinds and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per share option price.

Upon any dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 50% or more of the total combined voting power of all classes of stock of the Company, the Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine.

The Board of Directors may amend the Plan with respect to shares of the Common Stock as to which options and awards of restricted stock have not been granted. However, the Company’s stockholders must approve any amendment that would (i) change the requirements as to eligibility to receive options; (ii) increase the maximum number of shares in the aggregate for which options and restricted stock awards may be granted (except for adjustments upon changes in capitalization); or (iii) materially increase the benefits accruing to eligible individuals under the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

The grant of an option is not a taxable event for the optionee or the Company.

With respect to “incentive options,” an optionee will not recognize taxable income upon exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise of the option. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee’s alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three month period is extended to one year. In the case of an employee who dies, the three month period and the holding period for shares received pursuant to the exercise of the option are waived.

If all of the foregoing requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be a long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable

(if any) reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognized ordinary income.

If an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares generally will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee’s basis in the shares would be taxable.

Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Non-qualifying options under the Plan are intended to satisfy the requirements applicable to “qualified performance-related compensation” under the Code, so that the Company should be entitled to deduct the full amount of such compensation income without regard to the $1,000,000 limitation imposed on the deduction of annual compensation paid to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation. Upon a taxable disposition of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

No federal income tax consequences will be incurred by the Company or a recipient at the time a restricted stock award is made if such grant is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes, except that the recipient may make a special tax election within 30 days after the date of the award to report the value of the restricted stock at the time of the award as ordinary income for income tax purposes (and the Company generally will be entitled to a corresponding deduction in the same amount if the election is made). If no such election is made, at the time applicable vesting or performance requirements are met (or at the award date, if no such requirements are imposed), the recipient will realize ordinary income equal to the fair market value of the stock at that time and the Company generally will be entitled to a corresponding deduction (subject to the $1,000,000 annual limitation in the case of the chief executive officer and the other four most highly compensated officers). If a recipient makes the special tax election and subsequently forfeits the restricted stock because of failure to satisfy the vesting or performance requirements, the recipient will not be entitled to a deduction or other tax benefit for the amount reported as income with respect to the award.

The foregoing is a brief summary of some of the principal federal income tax consequences of stock option grants and restricted stock awards under the Plan and recipients of grants and awards under the Plan should consult with their personal tax advisors with respect to such grants and awards and transactions in stock acquired pursuant to the Plan.

REQUIRED VOTE

The approval by the affirmative votes of the holders of a majority of the shares present, or represented, and entitled to vote is required to approve the amendment to the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

ITEM 3: - OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors does not intend to present to the meeting any other business not provided for in the notice of meeting, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the meeting, the persons named in the enclosed Proxy will take action and vote proxies in accordance with their judgment on such matters.

Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

STOCKHOLDER PROPOSALS

If stockholders’ proposals are to be considered for inclusion in the Company’s Proxy Statement for the annual meeting of the Company’s stockholders to be held in April, 2002, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for stockholders’ proposals. Proposals for the annual meeting of Stockholders to be held in 2002 must be received by the Company at its principal executive office no later than November 15, 2001. Any such proposals, together with supporting statements, should be directed to the Secretary of the Company.

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, Certified Public Accountants, were the independent auditors of the Company for the year ended December 31, 2000, and have been selected to serve as auditors for 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Board of Directors of the Company has adopted a charter for the Audit Committee which is attached to this Proxy Statement as Appendix A.

Independence of Audit Committee Members

The Company’s Common Stock is quoted on the NASDAQ over the counter bulletin board. All members of the Audit Committee have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace rules.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the company’s audited financial statements as of and for the year ended December 31, 2000.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with the Audit Committee, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accounts.

The Audit Committee has reviewed the written disclosure and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with the Audit Committee, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the financial statements referenced above be included in the Company’s Annual Report on Form 10-K for the Year ended December 31, 2000.

The foregoing report has been furnished by audit committee members:

Walter Preische, Jr., Chairman
L.H. Strickland
Thomas E. Halsey

AUDIT FEES AND RELATED MATTERS

Audit Fees

The Company was billed $56,000 for the audit of the Company’s annual financial statements for the year ended December 31, 2000 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during 2000.

Financial Information Systems Design and Implementation Fees

The Company was not billed for any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (in general, information technology services) rendered by the Company’s principal accountant during the year ended December 31, 2000.

All Other Fees

The Bank was billed $34,600 for non-audit services rendered by the Company’s principal accountant during the year ended December 31, 2000.

Other Matters

The Audit Committee of the Board of Directors has considered whether the provision of other non-audit services is compatible with maintaining the independence of the Company’s principal accountant.

Of the time expended by the Bank’s principal accountant to audit the Company’s financial statements for the year ended December 31, 2000, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

Whether you intend to be present at this meeting or not, you are urged to return your signed proxy promptly.

Your continued interest in and support of the Company is sincerely appreciated.

By Order of the Board of Directors Raymond Wesnofske Chairman

Bridgehampton, New York
March 9, 2001

APPENDIX A

Bridge Bancorp, Inc.
Board of Directors
Audit Committee Charter

Resolution of the Board of Directors of Bridge Bancorp, Inc. and its subsidiary The Bridgehampton National Bank, adopted, December 18, 2000.

It is the intention of the Board of Directors to furnish hereby a reference source concerning the basis of establishing an Audit Committee and specifying the authority, composition, meeting requirements, primary functions, and procedures for recording and reporting the activities of the Committee.

The intent of the Board of Directors is to have the Audit Committee serve to monitor selected internal Bank affairs and make recommendations for the Board’s consideration. The Audit Committee is not empowered to take actions, make decisions or otherwise act for the Board of Directors in any way affecting the operations of the Bank, other than those listed as follows.

The Audit Committee of the Board shall consist of a minimum of three outside directors. A quorum of the Audit Committee shall consist of two members. The Chief Executive Officer, the Executive Vice President, and the Director of Internal Audit/Regulatory Compliance shall attend meetings as requested.

The Audit Committee may request any member of the Bank’s staff attendance for that portion of the meeting where his/her presence could contribute substantively to the subject of discussion. Minutes of each meeting should be prepared in sufficient detail to convey the substance of discussions held. These minutes will be included on the agenda for the next scheduled Audit Committee meeting.

In meeting its responsibilities, the Audit Committee is expected to:

^ Provide an open avenue of communication between the internal auditors, the external auditors, and the Board of Directors.

^ Review and concur in the appointment, replacement, reassignment or dismissal of the internal or external auditors.

^ Confirm and assure the independence of the internal auditor and the external auditors, including a review of management consulting services, performed by the external auditors, and related fees provided by the external auditors.

^ Inquire of management, the director of internal audit, and the external auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

^ Consider, in consultation with the external auditors and director of internal audit, the audit scope and plan of the internal auditors and the external auditors.

^ Review with the director of internal audit and the external auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

^ Review and discuss with management, the director of internal audit and the external auditors, the Company’s audited annual financial statements.

^ Review with management and the external auditors interim financial information reported in the Company’s 10Q.

^ Ensure that the Committee receives, reviews and discusses with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

^ Receive from the external auditors disclosure regarding the auditors’ independence required by Independence Standards Board Standard No. 1.

^ Based on the reviews and discussions referred to above make a recommendation to the Board of Directors as to the inclusion of the financial statements referred to above in the Company’s Annual Report on Form 10-K.

^ Consider and review with management and the director of internal auditing:

        a. Significant findings during the year and management's responses thereto.

        b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access             to required information.

         c. Any changes required in the planned scope of their audit plan.

         d. The internal audit department budget and staffing.

         e. The internal audit department charter.

^ Consider and review with the external auditors and the director of internal auditing:

        a. The adequacy of the Company's internal controls including computerized information system controls and security.

        b. Any related significant findings and recommendations of the external auditors and internal auditor together with             management’s responses hereto.

^ Review with the Bank’s director of regulatory compliance periodically:

        a. Significant findings relative to regulatory compliance audits together with management's response thereto.

        b. The Bank’s compliance efforts and projects, future regulatory changes and their related impact, and any             recommendations to strengthen Bank compliance.

        c.Results of the Bank’s self assessment of its fair lending compliance and related recommendations together with             management’s response thereto.

^ Review with the Bank’s director of internal audit and management at least annually or more frequently as circumstances require:

        a. The planned scope of the loan review consultant's outside review.

        b. The results of the loan review and the related report of loans reviewed and recommendations.

^ Review with the Bank’s director of internal audit and management the results of examinations performed by outside regulatory agencies.

^ Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

The Audit Committee has the authority to direct and supervise investigations into any matters within its scope of authority, such authority to include the right to retain outside counsel and/or other professional services.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

The Audit Committee charter will be reviewed and approved annually during the December Board of Directors meeting, beginning in December 2001.

[X]PLEASE MARK VOTES                                          REVOCABLE PROXY
AS IN THIS EXAMPLE                                          BRIDGE BANCORP, INC.

    THE PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS BRIDGE BANCORP, INC.                                                                                        With-      For All
      ANNUAL MEETING OF SHAREHOLDERS                                            1. ELECTION OF DIRECTORS(Except             For       hold       Except
        TO BE HELD April 16, 2001                                                   as Marked to the Contrary Below)         [  ]      [  ]       [   ]

The undersigned  hereby appoints Barbara White, Erin Brown and Mimi
Browne as Proxies,  each with the power to appoint a substitute,  and hereby                   R. TIMOTHY MARAN, WALTER PREISCHE, JR.,
authorizes them to  represent  and to vote,  as  designated  below all the                     L.H. STRICKLAND AND THOMAS J. TOBIN
shares of common stock of Bridge Bancorp, Inc. held of record by the
undersigned on March 1, 2001 at the  Annual  Meeting  of  Shareholders                         INSTRUCTION:  To withhold  authority to vote for any  individual
to be held  April  16,  2001  or any adjournments thereof.                                     nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                                                                                                                         For     Against    Abstain
                                                                                            2. Proposal to approve teh amendment of      [  ]     [  ]       [   ]
                                                                                               the Company's Equity Incentive Plan to
                                                                                               allow non-employee Directors of the
                                                                                               Company to participate in the Plan.

                                                                                            3. OTHER BUSINESS:
                                                                                               In their  discretion,  the Proxies are  authorized  to vote upon such other business as may properly come before the meeting.

                                                                                            This proxy when properly executed will be voted in the manner directed herein by the undersigned  shareholder.  If no direction is made, this proxy will be voted for proposal number 1 and number 2.

                                                                                            Please sign  exactly as name appears on the stock  certificate.  When shares are held by joint  tenants,  both should sign.  When signing as attorney,  executor, administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

                                                                                           THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR"
                                                                                           ALL OF THE NOMINEES AND THE AMENDMENT.

Please be sure to sign and date      Date
this Proxy in the box below.

Stockholder sign above          Co-holder (if any) sign above

  Detach above card, sign, date and mail in postage paid envelope provided.
                              BRIDGE BANCORP, INC.
                     PLEASE MARK, SIGN, DATE AND RETURN THE
                PROXY PROMPTLY USING THE ENCLOSED ENEVELOPE

HAS YOUR ADDRESS CHANGED?

(THIS PLAN AMENDMENT AND RESTATEMENT IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT BEING SENT TO STOCKHOLDERS.)

AMENDED AND RESTATED
BRIDGE BANCORP, INC.
EQUITY INCENTIVE PLAN

        BRIDGE BANCORP, INC. (the "Corporation") sets forth herein the terms of this Amended and Restated Equity Incentive Plan (the "Plan") as follows:

1. PURPOSE

        The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Corporation or that of one or more of its subsidiaries. To this end, the Plan provides for the grant of stock options and the issuance of shares of stock as a bonus, including restricted stock, all as set out herein.

        Each stock option granted under the Plan (an “Option”) is intended to be an “incentive stock option” within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently enacted tax statute (the “Code”), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below, (ii) for Options specifically designated at the time of grant as not being “incentive stock options”, and (iii) for Options granted to directors of the Corporation who are not officers or other salaried employees of the Corporation or any of its subsidiaries (“Non-Employee Directors”). Shares of stock may also be issued pursuant to the Plan as a bonus or in lieu of a cash bonus and such shares may be subject to vesting and transfer restrictions, in accordance with the provisions of Section 6 below. Such grants and awards are referred to collectively as “Incentive Awards.” Each Incentive Award shall be evidenced by a written agreement between the Corporation and the recipient setting out the terms and conditions of the grant (an “Agreement”).

2. ADMINISTRATION

        (a) Board. The Plan shall be administered by the Board of Directors of the Corporation (the “Board”), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Incentive Award granted or Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Incentive Award granted or Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by unanimous consent of the Board executed in writing in accordance with the Corporation’s Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Incentive Award granted or Agreement entered into hereunder shall be final and conclusive.

        (b) Committee. The Board may from time to time appoint a committee or designate the Board’s Compensation Committee (the “Committee”) consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Corporation or any of its subsidiaries, and each of whom shall qualify in all respects as an “outside director” for purposes of Treasury Regulations 1.162-27(e)(3) and as a “disinterested person” to the extent required to satisfy the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Corporation and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation’s Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

        (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.

        (d) Delegation to the Committee. In the event that the Plan or any Incentive Award granted or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

        (e) Action by the Board. Except as indicated below, the Board may act under the Plan other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above with respect to Incentive Awards granted to individuals who are subject to Section 16 of the Exchange Act, only if a majority of the members of the Board are “disinterested persons” as defined In Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act. This restriction on the Board’s actions under the Plan, however, shall not apply in the event the restriction ceases to be a requirement for reliance upon the exemption provided by Rule 16b-3.

3. STOCK

        The stock that may be issued pursuant to Incentive Awards granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Corporation (the “Stock”), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Incentive Awards granted under the Plan shall not exceed in the aggregate 432,000 shares (as adjusted), which number of shares is subject to adjustment as hereinafter provided in Section 17 below. If any Incentive Award expires, terminates, or is terminated or forfeited for any reason prior to exercise or vesting in full, the shares of Stock that were subject to the unexercised or forfeited portion of such Incentive Award shall be available for future Incentive Awards granted under the Plan.

4. ELIGIBILITY

        (a) Employees. Incentive Awards may be granted under the Plan to any full-time employee of the Corporation or any “subsidiary corporation” thereof within the meaning of Section 424(f) of the Code (a “Subsidiary”) (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any officer, director or employee of the Corporation or any Subsidiary in any calendar year is 45,000 shares (as adjusted and subject to adjustment as provided in Section 17 hereof).

        (b) Non-Employee Directors. Directors of the Corporation who are not officers or other salaried employees of the Corporation or any Subsidiary are eligible to receive Incentive Awards hereunder but such Awards shall not constitute incentive stock options.

5. EFFECTIVE DATE AND TERM OF THE PLAN

        (a) Effective Date. The original Plan became effective as of April 30, 1996. The Board of Directors adopted and approved the Plan, as amended and restated, effective as of February 21, 2001. All amendments are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required by the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity of other provisions of the Plan and any Incentive Awards made under such other provisions of the Plan.

        (b) Term. The Plan shall terminate on the date ten years from the effective date.

6. GRANT OF INCENTIVE AWARDS

        (a) Options. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine (“Optionees”), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as “incentive stock options” under Section 422 of the Code.

        (b) Bonus and Restricted Stock Awards. Subject to the terms of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine (“Holders”), shares of Stock, subject to the attainment of such performance objectives, the completion of such service requirements (if any) and the payment of such amount (if any) as the Board shall determine and specify as a condition to making such grant. Each such grant shall be effected by the execution of an Agreement setting out the terms and conditions applicable thereto and by the issuance of shares of Stock or restricted Stock. Agreements covering bonus or restricted Stock awards need not contain the same or similar provisions, provided, that all such Agreements shall comply with the terms of the Plan. Upon attainment of the specified objectives and requirements (or, to the extent specified by the Board, partial attainment of such objectives and requirements), the Holder shall be entitled to shares of Stock specified in the grant (or the portion of such shares earned by partial attainment of the objectives and requirements, as applicable) free of restrictions, except that such shares of Stock shall continue to be subject to the restrictions set out in Sections 10(d) and 15. Except as shall otherwise have been specified in the Agreement at the time of grant or in any duly executed amendment thereto, the shares of restricted Stock (or appropriate portion thereof) shall be forfeited and shall again be available for regrant under the terms of the Plan upon (i) the failure of the Holder to pay the price (if any) specified for the shares within the time set by the Board at the time of the grant, (ii) upon the expiration of the specified period for attaining performance objectives without such objectives having been achieved or (iii) upon termination of the Holder’s employment or service without the Holder having satisfied the service requirement specified at the time of grant. The Board may require that the certificates evidencing the grant of shares of restricted Stock hereunder be held in escrow until such restrictions have expired. The Board may also cause a legend to be placed on such certificates making appropriate reference to the restrictions to which the shares are subject.

        (c) Date of Grant. The date on which the Board approves the grant of an Incentive Award shall be considered the date on which such Incentive Award is granted.

7. LIMITATION ON INCENTIVE STOCK OPTIONS

        An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee’s employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d)(1) of the Code) does not exceed $100,000.

8. OPTION AGREEMENTS

        All Options granted pursuant to the Plan shall be evidenced by written agreements (“Option Agreements”), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9. OPTION PRICE

        The purchase price of each share of the Stock subject to an Option (the “Option Price”) shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or one hundred percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an “incentive stock option” by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option which is intended to be an “incentive stock option” (within the meaning of Section 422 of the Code) shall be not less than the greater of par value or one hundred and ten percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

10. TERM AND EXERCISE OF OPTIONS

        (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an “incentive stock option” by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee which is intended to be an “incentive stock option” (within the meaning of Section 422 of the Code) shall in no event be exercisable after the expiration of five years from the date it is granted.

        (b) Option Period and Limitations on Exercise. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 5 above.

        (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Notwithstanding the preceding sentence, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Corporation, may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an “incentive stock option” (within the meaning of Section 422 of the Code) (“Incentive Stock Option”), which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

        (d) Restrictions on Transfer of Stock and Rights of Corporation to Repurchase Shares. If an Option is exercised before the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of stockholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend, if necessary to qualify for an exemption under Rule 16b-3 under the Exchange Act, restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above. The Board may provide in the Agreement relating to an Incentive Award granted to an Optionee or in a separate instrument for (a) restrictions and limitations on the transferability of the shares of Stock issued or to be acquired upon exercise of an Option granted as a part of such Incentive Award, (b) an agreement between the Optionee and the Corporation for the sale of such shares by the Optionee and their purchase by the Corporation upon the happening of such events, and at such price and under such other terms and conditions as the Board shall determine and (c) such other restrictions or limitations on such shares as it may deem advisable, including restrictions pursuant to Section 15 hereof. All share certificates issued to evidence shares of Stock issued hereunder (including shares issued as a result of the exercise of an Option) shall bear such legends and statements as the Board shall deem appropriate or advisable to reflect any such restrictions, limitations or agreements.

11. TRANSFERABILITY OF OPTIONS

        During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee’s guardian or conservator, committee or other legal representative) may exercise the Option, except that such restriction shall apply in the case of an Option that is not an Incentive Stock Option only if such restriction is required to satisfy the requirements of Rule 16b-3 under the Exchange Act. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

12. TERMINATION OF EMPLOYMENT OR SERVICE

        Upon the termination of the employment of an Optionee who is an employee of the Corporation or a Subsidiary or cessation of service of a Non-Employee Director, other than by reason of the death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate three months after the date of such termination of employment or cessation of service, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10(b)), in the event of termination of employment or cessation of service of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time after such termination of employment or cessation of service and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise Imposed pursuant to Section 10(b) above. Upon the termination of the employment or cessation of service of a Holder with the Corporation or a Subsidiary, other than by reason of the death or “permanent and total disability” (within the meaning of. Section 22(e)(3) of the Code) of such Holder, any shares of restricted Stock that have not become vested shall be forfeited. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or cessation of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee or Holder is immediately thereafter employed with the Corporation or any Subsidiary.

13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

        (a) Death. If the Optionee dies while employed by the Corporation or a Subsidiary or after termination of employment and during the period in which an Option may be exercised hereunder, except as otherwise is provided in the Option Agreement relating to such Option, the executors or administrators or legatees or distributees of such Optionee’s estate shall have the right (subject to the general limitations on exercise set forth In Section 10(b) above), at any time within one year after the date of the Optionee’s death and prior to termination of the Option as provided in Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee’s death, whether or not such Option was exercisable immediately prior to such Optionee’s death; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that in the event of the death of the Optionee, the holder of an Option may (subject to the general limitations on exercise set forth in Section 10(b)), exercise an Option, in whole or in part, at any time after the Optionee’s death and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The extent to which shares of restricted Stock shall become vested as a result of the Holder’s death while employed by the Corporation or a Subsidiary shall be specified in the Agreement with respect to such Incentive Award.

        (b) Disability If the Optionee terminates employment with the Corporation or a Subsidiary by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of employment and prior to termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however that the Board may provide, by inclusion of appropriate language in the Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time after such termination of employment and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment is to be considered by reason of “permanent and total disability” for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. The extent to which shares of restricted Stock shall become vested as a result of the Holder’s disability while employed by the Corporation or a Subsidiary shall be specified in the Agreement with respect to such Incentive Award.

        (c) Death or Disability of a Non-Employee Director. Any Option granted to a Non-Employee Director shall not terminate until the expiration of the Option under Section 10(a) above.

14. USE OF PROCEEDS

        The proceeds received by the Corporation from the sale of Stock pursuant to Incentive Awards granted under the Plan shall constitute general funds of the Corporation.

15. REQUIREMENTS OF LAW

        (a) Violations of Law. The Corporation shall not be required to sell or issue any shares of Stock under any Incentive Award if the sale or issuance of such shares would constitute a violation by the individual receiving such shares or exercising an Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the share of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        (b) Compliance with Rule 16b-3. The Plan is intended to comply with Rule 16b-3 or its successor under the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, any provision of the Plan or action of the Plan administrators that is inconsistent with such Rule shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators.

16. AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Incentive Awards have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of stockholders at which a quorum representing a majority of all outstanding voting stock of the Corporation is present, either in person or by proxy, (a) change the requirements as to eligibility to receive Incentive Awards; (b) increase the maximum number of shares of Stock in the aggregate that may be issued pursuant to Incentive Awards granted under the Plan (except as permitted under Section 17 hereof); or (c) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Incentive Award, alter or impair rights or obligations under any Incentive Award theretofore granted under the Plan.

17. EFFECT OF CHANGES IN CAPITALIZATION

        (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the issuance of which Incentive Awards may be granted under the Plan shall be adjusted proportionately and appropriately by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and appropriately so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

        (b) Reorganization in Which the Corporation Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have ben entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

        (c) Reorganization in Which the Corporation is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning fifty percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. Except as otherwise provided in the Option Agreement with respect to an Option, in the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

        (d) Adjustments. Adjustments under this Section 17 related to Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

        (e) No Limitations on Corporation. The grant of an Incentive Award pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18. DISCLAIMER OF RIGHTS

        No provision in the Plan or in any Incentive Award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.

19. NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other Incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan or the provision in an employment contract or other separate agreement providing for varying or different treatment of the Incentive Awards provided for under the Plan.

This plan was duly adopted and approved by the Board of Directors of the meeting on the 21st day of February, 2001.

/s/ Janet T. Verneuille
Secretary of the Corporation